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                                                                   EXHIBIT 10.12

                          DOMAIN NAME LICENSE AGREEMENT

                                     between

                                 51NET.COM INC.

                                       and

          SHANGHAI RUN AN LIAN INFORMATION CONSULTANCY COMPANY LIMITED

                                   May 3, 2004

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
ARTICLE I     LICENSE......................................................   3

ARTICLE II    LICENSE FEES..................................................  4

ARTICLE III   OWNERSHIP.....................................................  4

ARTICLE IV    CONFIDENTIALITY...............................................  4

ARTICLE V     REPRESENTATIONS AND WARRANTIES................................  5

ARTICLE VI    RIGHTS AND OBLIGATIONS........................................  6

ARTICLE VII   QUALITY OF 51NET WEBSITE.....................................   6

ARTICLE VIII  COMPETITIVE DOMAIN NAME......................................   7

ARTICLE IX    EFFECTIVE DATE, EFFECTIVENESS AND EXTENSION...................  7

ARTICLE X     TERMINATION...................................................  7

ARTICLE XI    EFFECTIVENESS OF TERMINATION..................................  7

ARTICLE XII   TAXES.........................................................  8

ARTICLE XIII  INDEMNIFY....................................................   8

ARTICLE XIV   FORCE MAJEURE EVENT..........................................   8

ARTICLE XV    NOTICE.......................................................   8

ARTICLE XVI   TRANSFER; PLEDGE.............................................   9

ARTICLE XVII  GOVERNING LAW................................................   9

ARTICLE XVIII DISPUTES RESOLUTION..........................................   9

ARTICLE XIX   MODIFICATION AND AMENDMENTS..................................   9

ARTICLE XX    SEVERABILITY.................................................   9

ARTICLE XXI   MISCELLANEOUS................................................  10

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                          DOMAIN NAME LICENSE AGREEMENT

This Domain Name License Agreement ("AGREEMENT") is made and entered into on May 3, 2004 by and between:

51NET.COM INC., a company organized under the laws of the British Virgin Islands, with its registered office at c/o Offshore Incorporation Centre, P.O. Box 957, Road Town, Tortola, British Virgin Islands ("LICENSOR"), and

SHANGHAI RUN AN LIAN INFORMATION CONSULTANCY COMPANY LIMITED, a limited liability company duly organized and validly existing under the laws of the People's Republic of China, with its registered address at Room 753, 710 Changping Road, Shanghai, PRC ("LICENSEE").

WHEREAS:

1. Licensor is a company organized under the laws of the British Virgin Islands and has legally obtained and owns the domain name under this Agreement; and

2. Licensor agrees to grant to Licensee the license to use the foresaid domain name in accordance with the terms and conditions of this Agreement, and Licensee agrees to accept such license in accordance with the same terms and conditions.

NOW THERFORE, the parties hereof agree as follows:

                                ARTICLE I LICENSE

1.1   Grant of Domain Name License

      In accordance with this Agreement, Licensor agrees to grant to Licensee and the Licensee agrees to accept the license ("DOMAIN NAME LICENSE") to use the domain name www.51job.com ("51NET DOMAIN NAME")

1.2   Territories of the Domain Name License

      a. Domain Name License granted hereunder shall be effective only on the 51net website operated by Licensee, i.e., http://www.51job.com ("51NET WEBSITE"). Licensee hereby agrees that it shall not use or authorize others to use 51net Domain Name, directly or indirectly, in any means other than as provided in this Agreement.

      b. Domain Name License granted under this Agreement is effective only within the territory of China (excluding Hong Kong, Macau and Taiwan). Licensee agrees that it shall not use or authorize others to use 51net Domain

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            Name, directly or indirectly, in other countries or areas.

                             ARTICLE II LICENSE FEES

2.1 Licensee agrees to pay Domain Name License fees to Licensor for Domain Name License granted under this Agreement and for use of 51net Domain Name, and the parties shall separately determine the specific fee amount.

                              ARTICLE III OWNERSHIP

3.1 The ownership of 51net Domain Name shall rest with Licensor. Licensee hereby acknowledges the value of the goodwill related to 51net Domain Name. Licensee hereby confirms that, the value in connection with 51net Domain Name, including the value of goodwill related to 51net Domain Name which has been formed as of the date of this Agreement and the value of goodwill in connection with 51net Domain Name arising from the use of 51net Domain Name by Licensee and the operation of 51net Website by Licensee during the effective term of this Agreement, shall be owned by Licensor.

                           ARTICLE IV CONFIDENTIALITY

4.1 Licensee shall keep confidential any and all confidential data and information that Licensee learned or accessed due to its acceptance of the foresaid Domain Name License ("Confidential Information").

4.2 Upon the termination of this Agreement, Licensee shall return any and all documents, information or software containing the Confidential Information to Licensor at the request of Licensor, or destroy the same or delete any Confidential Information from any relevant memory device, and it shall not continue to use such Confidential Information.

4.3 Without prior written consent of Licensor, Licensee shall not disclose the Confidential Information to any third party.

4.4 Without prior written consent of Licensor, Licensee shall not use the Confidential Information for purposes other than this Agreement.

4.5 The Parties agree that, this confidentiality provision shall survive the modification, dissolution or termination of this Agreement.

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                    ARTICLE V REPRESENTATIONS AND WARRANTIES

5.1   Licensor hereby undertakes and warrants that:

      a. Licensor is a company registered and organized and duly existing under the laws of the British Virgin Islands;

      b. Licensor has the power and authorization to execute and perform this Agreement, and the execution and performance of this Agreement by Licensor conform to the stipulations in its business scope, articles of association and other incorporation documents, and Licensor has obtained all necessary and appropriate approvals and authorizations for the execution and performance of this Agreement;

      c. the execution and performance of this Agreement by Licensor do not violate any laws and regulations or governmental approval, authorization, notice or other government documents, which is binding upon or affects Licensor, or constitutes any default to any agreement entered into by Licensor and any third party or any undertaking to any third party; and

      d. this Agreement constitutes a legal and valid obligation enforceable against Licensor upon the execution of this Agreement.

5.2   Licensee hereby undertakes and warrants that:

      a. Licensee is a company registered and organized and duly existing under the PRC laws;

      b. Licensee has the power and authorization to execute and perform this Agreement, and the execution and performance of this Agreement by Licensee conform to the stipulations in its business scope, articles of association and other incorporation documents, and Licensee has obtained all necessary and appropriate approvals and authorizations for the execution and performance of this Agreement;

      c. the execution and performance of this Agreement by Licensor do not constitute any default or violation to any agreement entered into by Licensee and any third party or any undertaking to any third party;

      d. this Agreement constitutes legal and valid obligations enforceable against Licensee upon the execution of this Agreement;

      e. Licensee has obtained all governmental approvals, licenses, authorizations or permits to conduct Internet human resources services and Internet

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            information provision business within China; and

      f. Licensee shall use 51net Domain Name and operate 51net Website in strict accordance with relevant PRC laws and regulations and government requirements, and shall complete legal formalities with regard to government approvals and licenses of, and registration and filing with the authorities in connection with the use of 51net Domain Name and the operation of 51net Website (if applicable).

                        ARTICLE VI RIGHTS AND OBLIGATIONS

6.1 During the effective term of this Agreement, Licensor shall complete all legal procedures related to 51net Domain Name in accordance with the administrative regulations and requirements of the agency that 51net Domain Name is registered with, including without limitation the annual examination, and shall pay all expenses and fees in connection with 51net Domain Name.

6.2 Licensee shall not infringe any of Licensor's rights to 51net Domain Name within the term of this Agreement or afterwards, and it shall not challenge the validity of 51net Domain Name and this Agreement.

6.3 Licensee agrees that it shall use its best efforts to assist Licensor to protect the Licensor's rights to 51net Domain Name. To protect the rights of Licensor to the 51net Domain Name from infringement, Licensor may file a claim or litigation in its own name, or in the name of Licensee or in the name of both Licensor and Licensee, and Licensor may respond to any claims or litigations in its own name, or in the name of Licensee or in the name of both Licensor and Licensee.

6.4 Licensee agrees that, once it becomes aware of any infringement of the rights of Licensor to 51net Domain Name, Licensee shall immediately notice Licensor in writing, and it is Licensor's decision as to whether any action should be taken against such infringement.

6.5 Licensee agrees that it shall only use 51net Domain Name in accordance with this Agreement and it shall not use 51net Domain Name in any manner which, in the opinion of Licensor, is fraudulent, misleading or otherwise detrimental to 51net Domain Name.

                      ARTICLE VII QUALITY OF 51NET WEBSITE

7.1   Licensee shall use its best endeavors to improve the quality of 51net
      Website

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      during the operation of the website so as to maintain and improve the goodwill and reputation represented by 51net Domain Name.

                      ARTICLE VIII COMPETITIVE DOMAIN NAME

8.1 In the event that the domain names currently used or to be used by Licensee or its affiliates conflict with 51net Domain Name hereunder, Licensor has the right to terminate this Agreement with a prior written notice of thirty (30) days to Licensee.

             ARTICLE IX EFFECTIVE DATE, EFFECTIVENESS AND EXTENSION

9.1 This Agreement shall be executed on and become effective as of the date first written above. Unless otherwise terminated early pursuant to this Agreement, the term of this Agreement shall be two (2) years.

9.2   This Agreement may be extended upon the written consent of Licensor.

                              ARTICLE X TERMINATION

10.1 This Agreement shall be terminated upon the expiration of the term of this Agreement, unless extended in accordance with this Agreement.

10.2 In the event that any party violates this Agreement and fails to remedy such violations within thirty (30) days of the receipt of a written notice from the other party requesting the remedy, the non-defaulting party may terminate this Agreement by written notice to the defaulting party.

10.3  Article 4 hereof shall survive the termination of this Agreement.

                     ARTICLE XI EFFECTIVENESS OF TERMINATION

11.1 Immediately upon the termination of this Agreement, Licensee shall return to Licensor all the rights granted by Licensor to Licensee under this Agreement and Licensor shall have the right to grant others the license to use 51net Domain Name and Licensee shall not use 51net Domain Name in any way.

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                                ARTICLE XII TAXES

12.1 Any taxes incurred due to the execution and performance of this Agreement shall be borne by parties respectively in accordance with relevant laws and regulations.

                 ARTICLE XIII LIABILITIES OF BREACH OF AGREEMENT

13.1 In the event that any breach of this Agreement by a party causes losses and damages to the other party, the defaulting party shall be liable and compensate the non-defaulting party for all losses and damages.

13.2 Any allowance, grace period and deferred exercise of the rights entitled under this Agreement granted by one party in connection with the other party's default or delay shall not be construed as a waiver of the same of the right of such party.

                         ARTICLE XIV FORCE MAJEURE EVENT

14.1 The Force Majeure Event hereunder refers to governmental act, fire, explosion, typhoon, flood, earthquake, tide, lightning, war or any other events which are unforeseeable by and beyond the control of any party hereto. In the event of a Force Majeure Event, the party affected by such event shall immediately notice the other party.

14.2 In the event of occurrence of Force Majeure Event, no party shall be held liable for the damages, losses or increased expenses arising from such party's failure of or delay in the performance of this Agreement due to the Force Majeure Event, and the failure of or delay in the performance of the Agreement due to the Force Majeure Event shall not be deemed as a breach of this Agreement. The party affected by the Force Majeure Event shall take all appropriate measures to set off or minimize the effect of the Force Majeure Event, and it shall use the best efforts to continue to perform the obligations the performance of which has been suspended or delayed. After the Force Mejeure Event is eliminated, both parties agree that they shall use their best endeavors to continue to perform this Agreement.

                                ARTICLE XV NOTICE

15.1 Any notice made under this Agreement shall be delivered to the other party by personal delivery, via facsimile or by registered mail. A notice, if sent by registered mail, shall be deemed to have been served on the date recorded on the

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      return receipt, if sent by personal delivery or via facsimile, shall be deemed to have been served on the date immediately following the date on which such notice is sent. In the event that the notice is sent via facsimile, the original of such notice shall be sent by registered mail or by personal delivery immediately after the transmission.

                          ARTICLE XVI TRANSFER; PLEDGE

16.1 Without the prior written consent of Licensor, Licensee shall not transfer, sublicense, or pledge any of its rights and obligations (including but not limited to Domain Name License) under this Agreement or otherwise impose any security interests upon the same.

                           ARTICLE XVII GOVERNING LAW

17.1 The parties hereto agree that this Agreement shall be governed by the PRC laws.

                        ARTICLE XVIII DISPUTES RESOLUTION

18.1 All disputes arising from or in connection with this Agreement shall be resolved through friendly consultation between the parties hereto, failing which, either party may submit the dispute to China International Economic and Trade Arbitration Commission ("CIETAC") in Beijing for arbitration in accordance with then effective arbitration rules of CIETAC. The arbitration award shall be final and binding upon both parties hereto.

18.2 In the event that any disputes occur due to interpretation and performance of this Agreement or any disputes are under the arbitration, both parties hereto shall continue to perform their respective duties and obligations under this Agreement not subject to the disputes.

                     ARTICLE XIX MODIFICATION AND AMENDMENTS

19.1 Both parties may modify or supplement this Agreement by written agreement. Any modification of and/or supplement to this Agreement constitute an integral part of this Agreement, and shall have the same legal effect with this Agreement.

                             ARTICLE XX SEVERABILITY

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20.1  The invalidity of any provision under this Agreement shall not affect the effect and validity of other provisions hereunder.

                            ARTICLE XXI MISCELLANEOUS

21.1 The parties hereto have caused their respective authorized representatives to execute and affix their respective company seals to this Agreement on the date first written above, on which date this Agreement shall become effective. This Agreement shall be written in two (2) counterparts, one for Licensor and one for Licensee. Both counterparts shall have the same legal effect.

LICENSOR:        51NET.COM INC.

Authorized representative:

LICENSEE:        SHANGHAI RUN AN LIAN INFORMATION CONSULTANCY COMPANY LIMITED

Authorized representative:

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